UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Nevada	93-4332287
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

Room 202, Gate 6, Building 9, Yayuan, Anhui Beili Chaoyang District, Beijing, P.R. China 100000
(Address of Principal Executive Offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) or (e), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A (d) or (e), check the following box.  ☒

If the form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box.  ☐

Securities Act registration statement or Regulation A offering statement file number to which this form relates:  333-276152

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value
(Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Registrant’s Common Stock, par value $0.001 per share, set forth in the Registrant’s Registration Statement on Form S-1 Amendment Number 4 under the heading “Description of Capital Stock: Common Stock” is incorporated herein by reference.

Item 2. Exhibits.

Exhibit No.	Description of Exhibit
3.1	Articles of Incorporation - filed as exhibit 3.1 to the Registration Statement on Form S-1 filed on December 20, 2023 (File No. 333-276152) and incorporated herein by reference.
3.2	Bylaws- filed as exhibit 3.2 to the Registration Statement on Form S-1 filed on December 20, 2023 (File No. 333-276152) and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned thereto duly authorized.

Date: August 19, 2024	MAITONG SUNSHINE CULTURAL DEVELOPMENT CO., LIMITED

	By:	/s/ Huang Fang
	Name:	Huang Fang
	Title:	Chief Executive Officer

EXHIBIT INDEX

3.1	Articles of Incorporation - filed as exhibit 3.1 to the Registration Statement on Form S-1 filed on December 20, 2023 (File No. 333-276152) and incorporated herein by reference.
3.2	Bylaws- filed as exhibit 3.2 to the Registration Statement on Form S-1 filed on December 20, 2023 (File No. 333-276152) and incorporated herein by reference.

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